SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): February 27, 2003
                                                           -----------------


                               COMCAST CORPORATION
                -----------------------------------------------
                (Exact Name of Registrant Specified in Charter)


   Pennsylvania                     000-50093                     27-0000798
-----------------              -------------------          ------------------
 (State or Other                (Commission File             (I.R.S. Employer
 Jurisdiction of                     Number)                Identification No.)
 Incorporation)


          1500 Market Street
       Philadelphia, Pennsylvania                                  19102-2148
----------------------------------------                           ----------
(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (215) 665-1700
                                                           --------------

                                 Not Applicable
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

         On February 27, 2003, Comcast Corporation (the "Company") issued a press release reporting the results of its operations for the year ended December 31, 2002. The press release is attached hereto as Exhibit 99.1. The information related to the press release posted on the Company's website is not incorporated into this Form 8-K.

         On March 3, 2003, the Company issued a press release reporting that Liberty Media Corporation has delivered a notice to the Company that triggers an exit rights process with respect to QVC, Inc., a consolidated subsidiary of the Company. The press release is attached hereto as Exhibit 99.2.



ITEM 7(C). EXHIBITS.


Exhibit
Number                        Description
------                        -----------

99.1                  Comcast Corporation press release dated February 27, 2003.

99.2 Comcast Corporation press release announcing Liberty Media Corporation triggers exit rights process for QVC, Inc., dated March 3, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 6, 2003                  COMCAST CORPORATION

                                     By: /s/ Lawrence J. Salva
                                          ------------------------
                                          Lawrence J. Salva
                                          Senior Vice President
                                          and Controller